UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22982

Eaton Vance NextShares Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2017

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Global Income Builder NextShares (EVGBC)

Listing Exchange:  The NASDAQ Stock Market LLC

Annual Report

October 31, 2017

NextSharesTM is a trademark of NextShares Solutions LLC. Used with permission.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing in NextShares, investors should consider carefully the investment objectives, risks, charges and expenses. This and other important information is contained in the prospectus and summary prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2017

Eaton Vance

Global Income Builder NextShares

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	14 and 39

Federal Tax Information	15

Management and Organization	40

Important Notices	43

Eaton Vance

Global Income Builder NextShares

October 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Non-U.S. stocks delivered strong returns in the 12-month period ended October 31, 2017, behind an extended rally that began with Donald Trump’s victory in the U.S. presidential election.

U.S. stocks moved sharply higher following President Trump’s election on November 8, 2016. While its effect was broad-based, the rally particularly favored financial stocks, which received another boost in mid-December when the U.S. Federal Reserve (the Fed) raised its benchmark interest rate amid continued economic growth. After a brief pullback in the final weeks of 2016, U.S. equities resumed their advance early in the new year. Stocks slipped in March 2017, following the failure of President Trump’s health care bill in Congress. However, U.S. stocks quickly regained their upward momentum, advancing steadily despite two more Fed rate hikes in March 2017 and June 2017.

Non-U.S. stocks retreated in August 2017 amid mounting tensions with North Korea. Stocks soon rebounded, with major worldwide indexes reaching record highs in the final two months of the period ended October 31, 2017.

Positive economic indicators across a broad geographic range benefited non-U.S. stocks, similar to U.S. stocks. National elections in France, Britain and Germany set a new political course for Europe, helping to boost equity markets across Europe. In the Asia-Pacific region, key equity indexes also rose during the period despite tensions with North Korea. In the three months ended September 30, 2017, China’s stock market recorded its best quarterly performance in two years. China’s strong economic growth also helped many emerging market stocks achieve solid gains in the period.

For the 12-month period ended October 31, 2017, the MSCI World Index,2 a proxy for global equities, advanced 22.77% while reaching multiple all-time highs. The MSCI EAFE Index of developed-market international equities rose 23.44%, while the MSCI Emerging Markets Index returned 26.45%. In the U.S., the blue-chip Dow Jones Industrial Average soared 32.07%, while the broader U.S. equity market, as represented by the S&P 500 Index, gained 23.63%.

Fund Performance

For the 12-month period ended October 31, 2017, Eaton Vance Global Income Builder NextShares (the Fund) had a total return of 15.89% at net asset value (NAV), underperforming the 22.77% return of the Fund’s primary benchmark, the MSCI World Index (the Index), and the 18.30% return of its Blended Index consisting of 65% the Index and 35% ICE BofAML Developed Markets High Yield Ex-Subordinated Financial Index.

The Fund’s common stock allocation underperformed the Index during the period. Stock selection in the health care and consumer discretionary sectors and an underweight, relative to the Index, in the information technology sector detracted from performance versus the Index. Within the health care sector, the Fund’s overweight position in biopharmaceutical firm Shire PLC declined in value on concerns about the ongoing market value of its hemophilia treatments, downgrades to earnings estimates, and the sudden departure of its chief financial officer.

In contrast, stock selection and an underweight, relative to the Index, in the consumer staples, utilities and telecommunication services sectors aided Fund performance versus the Index. In the consumer staples sector, relative performance was helped by underweighting the food & staples retailing industry and not owning two Index components in that industry: drug store operators CVS Health Corp. and Walgreens Boots Alliance. Both stocks declined on uncertainty in the U.S. about the status of the Affordable Care Act, and potential negative effects on prescription drug distributors and retailers.

The Fund’s allocation to high yield securities outperformed the broad high yield market, as measured by the ICE BofAML Developed Markets High Yield Ex-Subordinated Financial Index, but underperformed the Fund’s primary Index for the 12-month period. The outperformance of the high yield allocation versus the broad high yield market was driven mainly by security selection, particularly in non-U.S. issues, and overweights in B-rated9 securities and European securities versus the ICE BofAML Developed Markets High Yield Ex-Subordinated Financial Index. As of period end, the Fund had 29.45% of its total investments in high yield securities (income instruments rated below investment grade).

For the 12-month period, the Fund’s preferred securities allocation (i.e., preferred stocks and corporate bonds and notes with preferred characteristics) detracted from Fund performance versus the Index. The preferred securities allocation underperformed the Index, but outperformed the overall preferred market, as measured by the ICE BofAML Fixed Rate Preferred Securities Index (ICE BofAML Preferred Index). That outperformance versus the ICE BofAML Preferred Index was driven by an allocation to lower-quality securities that were not held by the ICE BofAML Preferred Index, greater exposure to non-U.S. issuers than the ICE BofAML Preferred Index, and exposure to several securities with floating rates that were not held by the ICE BofAML Preferred Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund current performance may be lower or higher than indicated. The Fund performance at market price will differ from its results at net asset value (NAV). The market price used to calculate the Market Price return is the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. If you trade your shares at another time during the day, your return may differ. Returns are historical and are calculated by determining the percentage change in NAV or market price (as applicable) with all distributions reinvested at NAV or closing market price (as applicable) on the payment date of the distribution, and are net of management fees and other expenses. Returns are before taxes unless otherwise noted. Performance less than or equal to one year is cumulative. For performance as of the most recent month-end, including historical trading premiums/discounts relative to NAV, please refer to eatonvance.com

2

Eaton Vance

Global Income Builder NextShares

October 31, 2017

Performance2,3,4

Portfolio Managers Christopher M. Dyer, CFA and Jeffrey D. Mueller, of Eaton Vance Advisers International Ltd.; Michael A. Allison, CFA and John H. Croft, CFA, of Boston Management and Research

% Average Annual Total Returns	Fund Inception Date	Performance Inception Date	One Year	Five Years	Ten Years	Since Fund Inception
Fund at NAV	03/30/2016	11/30/2005	15.89%	9.70%	2.45%	11.71%
Fund at Market Price	03/30/2016	03/30/2016	—	15.83	—	5.07
MSCI World Index	—	—	22.77%	11.55%	4.09%	16.33%
Blended Index	—	—	18.30	9.57	5.28	15.18

% Total Annual Operating Expense Ratios[5]
Gross						2.99%
Net						0.91

Growth of $10,0004

This graph shows the change in value of a hypothetical investment of $10,000 in Global Income Builder NextShares for the period indicated. For comparison, the same investment is shown in the indicated index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund current performance may be lower or higher than indicated. The Fund performance at market price will differ from its results at net asset value (NAV). The market price used to calculate the Market Price return is the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. If you trade your shares at another time during the day, your return may differ. Returns are historical and are calculated by determining the percentage change in NAV or market price (as applicable) with all distributions reinvested at NAV or closing market price (as applicable) on the payment date of the distribution, and are net of management fees and other expenses. Returns are before taxes unless otherwise noted. Performance less than or equal to one year is cumulative. For performance as of the most recent month-end, including historical trading premiums/discounts relative to NAV, please refer to eatonvance.com

3

Eaton Vance

Global Income Builder NextShares

October 31, 2017

Fund Profile6

Country Allocation (% of net assets)

Asset Allocation (% of net assets)8

Top 10 Holdings (% of net assets)7

Alphabet, Inc., Class C	2.1%

Johnson & Johnson	1.6

Amazon.com, Inc.	1.4

Royal Dutch Shell PLC, Class B	1.2

ASML Holding NV	1.2

Facebook, Inc., Class A	1.2

Nippon Telegraph & Telephone Corp.	1.2

Wells Fargo & Co.	1.1

Melrose Industries PLC	1.1

Unilever PLC	1.0

Total	13.1%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Income Builder NextShares

October 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Shares of NextShares funds are normally bought and sold in the secondary market through a broker, and may not be individually purchased or redeemed from the fund. In the secondary market, buyers and sellers transact with each other, rather than with the fund. Market trading prices of NextShares are linked to the fund’s next-computed net asset value (NAV) and will vary from NAV by a market-determined premium or discount, which may be zero. Buyers and sellers of NextShares will not know the value of their purchases and sales until after the fund’s NAV is determined at the end of the trading day. Market trading prices may vary significantly from anticipated levels. NextShares do not offer investors the opportunity to buy and sell intraday based on current (versus end-of-day) determinations of fund value. NextShares trade execution prices will fluctuate based on changes in NAV. Although limit orders may be used to control trading costs, they cannot be used to control or limit trade execution prices. As a new type of fund, NextShares have a limited operating history and may initially be available through a limited number of brokers. There can be no guarantee that an active trading market for NextShares will develop or be maintained, or that their listing will continue unchanged. Buying and selling NextShares may require payment of brokerage commissions and expose transacting shareholders to other trading costs. Frequent trading may detract from realized investment returns. The return on a shareholder’s NextShares investment will be reduced if the shareholder sells shares at a greater discount or narrower premium to NAV than he or she acquired the shares. NextShares funds issue and redeem shares only in specified creation unit quantities in transactions by or through authorized participants. In such transactions, a fund issues and redeems shares in exchange for the basket of securities, other instruments and/or cash that the fund specifies each business day. A fund’s basket is not intended to be representative of the fund’s current portfolio positions and may vary significantly from current positions.

[3]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. ICE BofAML Developed Markets High Yield Ex-Subordinated Financial Index is an unmanaged index of global developed market, below investment grade corporate bonds. ICE BofAML Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. ICE Data Indices, LLC indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. The Blended Index consists of 65% MSCI World Index and 35% ICE BofAML Developed Markets High Yield Ex-Subordinated Financial Index.

Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The Fund pursues its investment objective by investing in a separate investment fund (the Portfolio). The returns at NAV for periods before the date the Fund commenced operations are for a mutual fund that invests in the Portfolio (the Portfolio Investor). The performance during such period does not represent the performance of the Fund. The prior investment performance of the Portfolio Investor (rather than the Portfolio itself) is shown because it reflects the expenses typically borne by a retail fund investing in the Portfolio. The Portfolio Investor returns are not adjusted to reflect differences between the total net operating expenses of the Fund and the Portfolio Investor during the periods shown. If such an adjustment were made, the performance presented would be higher, because the Fund’s total net operating expenses are lower than those of the Portfolio Investor. Performance is for a share class of the Portfolio Investor offered at net asset value. Performance presented in the Financial Highlights included in the financial statements is not linked.

Prior to December 7, 2015, the Portfolio Investor invested at least 80% of net assets in dividend-paying common and preferred stocks. Effective December 7, 2015, the Portfolio Investor changed its name and its principal investment strategies to invest in common stocks, preferred stocks and other hybrid securities and income instruments of U.S. and foreign issuers. As of such date, the Portfolio Investor was no longer required to invest at least 80% of its net assets in dividend-paying common and preferred stocks.

[5]

Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 2/28/18. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[6]

Fund primarily invests in an affiliated investment company (Portfolio) with substantially the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[7]	Excludes cash and cash equivalents.

[8]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[9]

Credit ratings are categorized using S&P. If S&P does not publish a rating, then the Moody’s rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Baa or higher by Moody’s are considered to be investment- grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective October 23, 2017, the BofA Merrill Lynch Indices have been rebranded as Intercontinental Exchange’s (“ICE”) BofAML indices.

5

Eaton Vance

Global Income Builder NextShares

October 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 – October 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions on purchases and sales of Fund shares. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period* (5/1/17 – 10/31/17)		Annualized Expense Ratio

Actual
	$1,000.00	$1,067.10	$4.79	**	0.92%

Hypothetical
(5% return per year before expenses)
	$1,000.00	$1,020.60	$4.69	**	0.92%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2017. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

6

Eaton Vance

Global Income Builder NextShares

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Investment in Global Income Builder Portfolio, at value (identified cost, $6,285,563)	$6,778,245
Receivable from affiliates	4,894
Total assets	$6,783,139

Liabilities
Payable to affiliates:
Administration fee	$947
Operations agreement fee	316
Trustees’ fees	42
Accrued expenses	62,085
Total liabilities	$63,390
Net Assets	$6,719,749

Sources of Net Assets
Paid-in capital	$7,797,148
Accumulated net realized loss from Portfolio	(1,625,404)
Accumulated undistributed net investment income	55,323
Net unrealized appreciation from Portfolio	492,682
Total	$6,719,749

Net Asset Value Per Share
($6,719,749 ÷ 300,000 shares issued and outstanding)	$22.40

7	See Notes to Financial Statements.

Eaton Vance

Global Income Builder NextShares

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Dividends allocated from Portfolio (net of foreign taxes, $123,811)	$598,703
Interest allocated from Portfolio (net of foreign taxes, $445)	342,063
Other income allocated from Portfolio	6,425
Expenses allocated from Portfolio	(127,062)
Total investment income from Portfolio	$820,129

Expenses
Administration fee	$24,895
Operations agreement fee	8,298
Trustees’ fees and expenses	500
Custodian fee	20,201
Transfer and dividend disbursing agent fees	15,023
Legal and accounting services	26,184
Printing and postage	6,141
Registration fees	35
Listing fee	7,100
Intraday pricing fee	12,000
Miscellaneous	3,008
Total expenses	$123,385
Deduct —
Allocation of expenses to affiliates	$96,728
Total expense reductions	$96,728

Net expenses	$26,657

Net investment income	$793,472

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$1,083,254 (1)
Financial futures contracts	(84,083)
Foreign currency transactions	2,971
Forward foreign currency exchange contracts	(20)
Net realized gain	$1,002,122
Change in unrealized appreciation (depreciation) —
Investments	$844,952
Foreign currency	4,247
Net change in unrealized appreciation (depreciation)	$849,199

Net realized and unrealized gain	$1,851,321

Net increase in net assets from operations	$2,644,793

(1)	Includes $95,897 of net realized gains from redemptions in-kind.

8	See Notes to Financial Statements.

Eaton Vance

Global Income Builder NextShares

October 31, 2017

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2017	Period Ended October 31, 2016(1)
From operations —
Net investment income	$793,472	$147,076
Net realized gain	1,002,122 (2)	269,949 (3)
Net change in unrealized appreciation (depreciation)	849,199	(356,517)
Net increase in net assets from operations	$2,644,793	$60,508
Distributions to shareholders —
From net investment income	$(764,893)	$(105,980)
Total distributions to shareholders	$(764,893)	$(105,980)
Transactions in Fund shares —
Proceeds from sale of shares	$8,202,093	$14,738,676
Cost of shares redeemed	(18,073,335)	—
Transaction fees	4,479	2,640
Net increase (decrease) in net assets from Fund share transactions	$(9,866,763)	$14,741,316
Other capital —
Portfolio transaction fee contributed to Portfolio	$(5,426)	$(416)
Portfolio transaction fee allocated from Portfolio	11,700	4,910
Net increase in net assets from other capital	$6,274	$4,494

Net increase (decrease) in net assets	$(7,980,589)	$14,700,338

Net Assets
At beginning of period	$14,700,338	$—
At end of period	$6,719,749	$14,700,338

Accumulated undistributed net investment income included in net assets
At end of period	$55,323	$100,228

Changes in shares outstanding
Shares outstanding, beginning of period	725,000	—
Shares sold	400,000	725,000
Shares redeemed	(825,000)	—
Shares outstanding, end of period	300,000	725,000

(1)	For the period from the start of business, March 30, 2016, to October 31, 2016.

(2)	Includes $95,897 of net realized gains from redemptions in-kind.

(3)	Includes $230,274 of net realized gains from redemptions in-kind.

9	See Notes to Financial Statements.

Eaton Vance

Global Income Builder NextShares

October 31, 2017

Financial Highlights

	Year Ended October 31, 2017		Period Ended October 31, 2016(1)
Net asset value — Beginning of period	$20.280		$20.000

Income (Loss) From Operations
Net investment income(2)	$1.003		$0.386
Net realized and unrealized gain	2.147		0.181

Total income from operations	$3.150		$0.567

Less Distributions
From net investment income	$(1.038)		$(0.299)

Total distributions	$(1.038)		$(0.299)

Portfolio transaction fee, net(2)	$0.008		$0.012

Net asset value — End of period	$22.400		$20.280

Total Return on Net Asset Value(3)(4)	15.89%		2.90	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,720		$14,700
Ratios (as a percentage of average daily net assets):(6)
Expenses(4)	0.91	%(7)	0.90	%(8)
Net investment income	4.71%		3.22	%(8)
Portfolio Turnover of the Portfolio	143%		66	%(5)(9)

(1)	For the period from the start of business, March 30, 2016, to October 31, 2016.

(2)	Computed using average shares outstanding.

(3)

Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of a market-determined premium or discount. Investment returns assume that all distributions have been reinvested at net asset value.

(4)

The administrator and sub-adviser reimbursed certain operating expenses (equal to 0.57% and 2.08% of average daily net assets for the year ended October 31, 2017 and the period ended October 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Includes interest expense including allocated from the Portfolio, of 0.01%

(8)	Annualized.

(9)	For the period from the Portfolio’s start of business, March 28, 2016, to October 31, 2016.

10	See Notes to Financial Statements.

Eaton Vance

Global Income Builder NextShares

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Income Builder NextShares (the Fund) is a diversified series of Eaton Vance NextShares Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund is an exchange-traded managed fund operating pursuant to an order issued by the SEC granting an exemption from certain provisions of the 1940 Act. Individual shares of the Fund may be purchased and sold only on a national securities exchange or alternative trading system through a broker-dealer that offers NextShares, and may not be directly purchased or redeemed from the Fund. Market trading prices for the Fund are directly linked to the Fund’s next-computed net asset value per share (NAV) and will vary from NAV by a market-determined premium or discount, which may be zero. The Fund commenced operations on March 30, 2016. The Fund invests all of its investable assets in interests in Global Income Builder Portfolio (the Portfolio), a Massachusetts business trust having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (1.9% at October 31, 2017). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are paid in cash and cannot be automatically reinvested in additional shares of the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

11

Eaton Vance

Global Income Builder NextShares

October 31, 2017

Notes to Financial Statements — continued

The tax character of distributions declared for the year ended October 31, 2017 and the period ended October 31, 2016 was as follows:

	Year Ended October 31, 2017	Period Ended October 31, 2016

Distributions declared from:
Ordinary income	$764,893	$105,980

During the year ended October 31, 2017, accumulated net realized gain was decreased by $2,838,340, accumulated undistributed net investment income was decreased by $73,484 and paid-in capital was increased by $2,911,824 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for the Fund’s investment in the Portfolio and redemptions in-kind from the Portfolio. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$346,280
Net unrealized depreciation	$(1,423,679)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are due to the Fund’s investment in the Portfolio.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee (“Direct Assets”) up to $500 million and is payable monthly. On Direct Assets of $500 million and over, the annual fee is reduced. Pursuant to an investment sub-advisory agreement, EVM pays Eaton Vance Management (International) Limited (EVMI), an indirect, wholly-owned subsidiary of Eaton Vance Corp., a portion of its investment adviser fee for sub-advisory services provided to the Fund. Effective November 1, 2017, Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of EVM, assumed the sub-advisory responsibilities for the Fund from EVMI. For the year ended October 31, 2017, the Fund incurred no investment adviser fee on Direct Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund. The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2017, the administration fee amounted to $24,895.

The Trust, on behalf of the Fund, has entered into an operations agreement with EVM pursuant to which EVM provides the Fund with services required for it to operate as a NextShares exchange-traded managed fund in accordance with the exemptive order obtained by EVM and the Trust. Pursuant to the agreement, the Fund pays EVM a monthly fee at an annual rate of 0.05% of the Fund’s average daily net assets provided the average net assets of NextShares funds sponsored by EVM (“Covered Assets”) are less than $10 billion. The annual rate is reduced if Covered Assets are $10 billion and above. For the year ended October 31, 2017, the operations agreement fee amounted to $8,298 or 0.05% of the Fund’s average daily net assets.

EVM and EVMI have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes or litigation expenses) exceed 0.90% of the Fund’s average daily net assets through February 28, 2018. Thereafter, the reimbursement may be changed or terminated at any time. Pursuant to this agreement, EVM and EVMI were allocated $96,728 in total of the Fund’s operating expenses for the year ended October 31, 2017.

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Investment Transactions

For the year ended October 31, 2017, increases and decreases in the Fund’s investment in the Portfolio aggregated $8,279,803 and $18,925,042, respectively. In addition, a Portfolio transaction fee is imposed by the Portfolio on the combined daily inflows or outflows of the Fund and the Portfolio’s other investors as more fully described at Note 1K of the Portfolio’s financial statements included herein. Such fee is allocated to the Fund based on its

12

Eaton Vance

Global Income Builder NextShares

October 31, 2017

Notes to Financial Statements — continued

pro-rata interest in the Portfolio. The amount of the Portfolio transaction fee imposed on the Fund, if any, and the allocation of such fee are presented as Other capital on the Statements of Changes in Net Assets.

5  Capital Share Transactions

The Trust may issue an unlimited number of shares of capital stock (no par value per share) in one or more series (such as the Fund). The Fund issues and redeems shares only in blocks of 25,000 shares or multiples thereof (“Creation Units”). The Fund issues and redeems Creation Units in return for the securities, other instruments and/or cash (the “Basket”) that the Fund specifies each business day. Creation Units may be purchased or redeemed only by or through Authorized Participants, which are broker-dealers or institutional investors that have entered into agreements with the Fund’s distributor for this purpose. The Fund imposes a transaction fee on Creation Units issued and redeemed to offset the estimated cost to the Fund of processing the transaction, which is paid by the Authorized Participants directly to a third-party administrator. In addition, Authorized Participants pay the Fund a variable charge for converting the Basket to or from the desired portfolio composition. Such variable charges are reflected as Transaction fees on the Statements of Changes in Net Assets.

At October 31, 2017, EVM owned approximately 97% of the outstanding shares of the Fund.

13

Eaton Vance

Global Income Builder NextShares

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance NextShares Trust and Shareholders of Eaton Vance Global Income Builder NextShares:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Income Builder NextShares (the “Fund”) (one of the funds constituting Eaton Vance NextShares Trust), as of October 31, 2017, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended October 31, 2017 and for the period from the start of business, March 30, 2016, through October 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Global Income Builder NextShares as of October 31, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended October 31, 2017 and for the period from the start of business, March 30, 2016, through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2017

14

Eaton Vance

Global Income Builder NextShares

October 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended October 31, 2017, the Fund designates approximately $672,767, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2017 ordinary income dividends, 8.50% qualifies for the corporate dividends received deduction.

15

Global Income Builder Portfolio

October 31, 2017

Portfolio of Investments

Common Stocks — 58.8%

Security	Shares	Value

Aerospace & Defense — 0.6%
CAE, Inc.	128,010	$2,268,280

		$2,268,280

Air Freight & Logistics — 0.6%
C.H. Robinson Worldwide, Inc.	26,739	$2,099,814

		$2,099,814

Auto Components — 0.4%
Goodyear Tire & Rubber Co. (The)	48,299	$1,477,466

		$1,477,466

Automobiles — 0.5%
Peugeot SA	74,576	$1,769,357

		$1,769,357

Banks — 5.2%
BNP Paribas SA	38,383	$2,995,771
Canadian Imperial Bank of Commerce	27,564	2,426,299
ING Groep NV	157,092	2,902,976
JPMorgan Chase & Co.	26,213	2,637,290
KeyCorp	52,918	965,753
Mitsubishi UFJ Financial Group, Inc.	427,942	2,902,791
Wells Fargo & Co.	74,243	4,168,002

		$18,998,882

Beverages — 1.9%
Anheuser-Busch InBev SA/NV	19,430	$2,382,528
Constellation Brands, Inc., Class A	10,607	2,323,888
Diageo PLC	67,732	2,312,967

		$7,019,383

Biotechnology — 1.6%
BioMarin Pharmaceutical, Inc.(1)	8,617	$707,370
Celgene Corp.(1)	21,891	2,210,334
Shire PLC	59,643	2,937,751

		$5,855,455

Building Products — 0.6%
Assa Abloy AB, Class B	104,742	$2,208,260

		$2,208,260

Security	Shares	Value

Capital Markets — 1.1%
Credit Suisse Group AG	129,103	$2,034,511
St. James’s Place PLC	119,048	1,860,709

		$3,895,220

Chemicals — 1.6%
Arkema SA	19,311	$2,439,585
Ecolab, Inc.	15,008	1,960,945
Novozymes A/S, Class B	22,312	1,232,800

		$5,633,330

Commercial Services & Supplies — 0.5%
SECOM Co., Ltd.	23,400	$1,781,725

		$1,781,725

Consumer Finance — 0.7%
Discover Financial Services	27,233	$1,811,811
Navient Corp.	7,317	91,170
OneMain Holdings, Inc.(1)	20,528	652,175

		$2,555,156

Containers & Packaging — 0.9%
Sealed Air Corp.	71,592	$3,166,514

		$3,166,514

Diversified Financial Services — 1.0%
ORIX Corp.	213,500	$3,670,834

		$3,670,834

Diversified Telecommunication Services — 1.2%
Nippon Telegraph & Telephone Corp.	88,479	$4,277,740

		$4,277,740

Electric Utilities — 2.1%
American Electric Power Co., Inc.	16,916	$1,258,719
Iberdrola SA	438,247	3,541,477
NextEra Energy, Inc.	18,246	2,829,407

		$7,629,603

Electrical Equipment — 2.3%
Legrand SA	35,472	$2,632,394
Melrose Industries PLC	1,389,286	4,057,900
Zhuzhou CRRC Times Electric Co., Ltd., Class H	307,091	1,797,387

		$8,487,681

16	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Electronic Equipment, Instruments & Components — 1.6%
CDW Corp.	51,493	$3,604,510
Keyence Corp.	3,776	2,096,529

		$5,701,039

Energy Equipment & Services — 0.3%
Halliburton Co.	28,570	$1,221,082

		$1,221,082

Equity Real Estate Investment Trusts (REITs) — 1.9%
American Tower Corp.	20,271	$2,912,335
Equity Residential	40,457	2,721,138
Simon Property Group, Inc.	8,698	1,351,060

		$6,984,533

Food Products — 0.4%
Pinnacle Foods, Inc.	24,628	$1,340,256

		$1,340,256

Health Care Equipment & Supplies — 0.5%
Boston Scientific Corp.(1)	11,477	$322,963
ConvaTec Group PLC(2)	490,644	1,276,564
Danaher Corp.	3,512	324,052

		$1,923,579

Household Durables — 0.7%
Newell Brands, Inc.	65,812	$2,683,813

		$2,683,813

Household Products — 0.6%
Reckitt Benckiser Group PLC	25,458	$2,277,642

		$2,277,642

Insurance — 2.1%
AIA Group, Ltd.	311,167	$2,344,792
Chubb, Ltd.	15,559	2,346,608
Prudential PLC	119,534	2,934,006

		$7,625,406

Internet & Direct Marketing Retail — 1.4%
Amazon.com, Inc.(1)	4,472	$4,942,812

		$4,942,812

Security	Shares	Value

Internet Software & Services — 3.3%
Alphabet, Inc., Class C(1)	7,590	$7,716,298
Facebook, Inc., Class A(1)	23,806	4,286,508

		$12,002,806

IT Services — 0.9%
Visa, Inc., Class A	31,077	$3,417,849

		$3,417,849

Machinery — 2.1%
Fortive Corp.	31,208	$2,255,090
Komatsu, Ltd.	111,971	3,658,737
Xylem, Inc.	26,066	1,734,171

		$7,647,998

Media — 0.9%
Interpublic Group of Cos., Inc. (The)	161,963	$3,117,788

		$3,117,788

Metals & Mining — 0.6%
Rio Tinto, Ltd.	43,900	$2,339,267

		$2,339,267

Oil, Gas & Consumable Fuels — 3.2%
BP PLC	376,448	$2,553,318
ConocoPhillips	41,061	2,100,270
Phillips 66	15,939	1,451,724
Royal Dutch Shell PLC, Class B	135,672	4,368,268
Seven Generations Energy, Ltd., Class A(1)	88,424	1,335,167

		$11,808,747

Personal Products — 1.4%
Estee Lauder Cos., Inc. (The), Class A	11,268	$1,259,875
Unilever PLC	67,019	3,798,231

		$5,058,106

Pharmaceuticals — 5.2%
Allergan PLC	12,680	$2,247,276
Bayer AG	12,570	1,635,091
Eli Lilly & Co.	33,552	2,749,251
Johnson & Johnson	42,525	5,928,410
Novo Nordisk A/S, Class B	47,517	2,365,816
Roche Holding AG PC	10,117	2,338,352
Zoetis, Inc.	28,110	1,793,980

		$19,058,176

17	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Professional Services — 0.6%
Verisk Analytics, Inc.(1)	26,221	$2,230,096

		$2,230,096

Road & Rail — 0.5%
CSX Corp.	36,037	$1,817,346

		$1,817,346

Semiconductors & Semiconductor Equipment — 2.4%
ASML Holding NV	24,037	$4,336,978
Renesas Electronics Corp.(1)	16,181	209,205
Sumco Corp.	77,682	1,711,068
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	57,789	2,446,208

		$8,703,459

Specialty Retail — 1.8%
Home Depot, Inc. (The)	19,330	$3,204,527
Industria de Diseno Textil SA	89,010	3,327,019

		$6,531,546

Technology Hardware, Storage & Peripherals — 1.3%
Apple, Inc.	14,090	$2,381,773
HP, Inc.	109,243	2,354,187

		$4,735,960

Textiles, Apparel & Luxury Goods — 1.0%
Lululemon Athletica, Inc.(1)	18,631	$1,145,993
LVMH Moet Hennessy Louis Vuitton SE	7,706	2,298,415

		$3,444,408

Tobacco — 0.7%
British American Tobacco PLC	40,349	$2,606,942

		$2,606,942

Trading Companies & Distributors — 0.6%
MISUMI Group, Inc.	83,891	$2,298,407

		$2,298,407

Total Common Stocks (identified cost $196,286,315)		$214,313,763

Preferred Stocks — 3.0%

Security	Shares	Value

Banks — 1.4%
AgriBank FCB, 6.875% to 1/1/24(4)	9,798	$1,085,741
CoBank ACB, Series F, 6.25% to 10/1/22(2)(4)	8,600	928,800
Farm Credit Bank of Texas, 6.75% to 9/15/23(2)(4)	1,115	122,929
Farm Credit Bank of Texas, Series 1, 10.00%(2)	230	281,175
First Republic Bank, Series G, 5.50%	2,950	75,933
IBERIABANK Corp., Series C, 6.60% to 5/1/26(4)	14,080	391,987
KeyCorp, Series E, 6.125% to 12/15/26(4)	10,050	293,360
Regions Financial Corp., Series A, 6.375%	18,416	467,766
SunTrust Banks, Inc., Series E, 5.875%	34,002	870,111
Texas Capital Bancshares, Inc., Series A, 6.50%	14,549	372,454
Wells Fargo & Co., Series L, 7.50% (Convertible)	154	201,740
Wells Fargo & Co., Series Y, 5.625%	4,650	119,970

		$5,211,966

Capital Markets — 0.1%
KKR & Co., LP, Series A, 6.75%	7,197	$197,845
Legg Mason, Inc., 5.45%	12,825	322,549

		$520,394

Electric Utilities — 0.3%
NextEra Energy Capital Holdings, Inc., Series I, 5.125%	9,163	$231,641
SCE Trust VI, 5.00%	15,350	386,820
Southern Co. (The), 6.25%	22,549	608,372

		$1,226,833

Equity Real Estate Investment Trusts (REITs) — 0.5%
CBL & Associates Properties, Inc., Series D, 7.375%	18,075	$446,091
DDR Corp., Series J, 6.50%	13,275	334,928
DDR Corp., Series K, 6.25%	6,500	163,540
Spirit Realty Capital, Inc., Series A, 6.00%	9,250	227,920
Vornado Realty Trust, Series K, 5.70%	21,500	546,960

		$1,719,439

Food Products — 0.2%
Dairy Farmers of America, Inc., 7.875%(2)	4,700	$500,403
Ocean Spray Cranberries, Inc., 6.25%(2)	540	49,815

		$550,218

Insurance — 0.1%
Arch Capital Group, Ltd., Series E, 5.25%	9,125	$227,304
PartnerRe, Ltd., Series I, 5.875%	5,061	135,736

		$363,040

18	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Machinery — 0.1%
Stanley Black & Decker, Inc., 5.75%	17,150	$435,267

		$435,267

Multi-Utilities — 0.1%
DTE Energy Co., Series C, 5.25%	9,407	$237,527

		$237,527

Oil, Gas & Consumable Fuels — 0.2%
NuStar Energy, LP, Series B, 7.625% to 6/15/22(4)	23,750	$604,438

		$604,438

Total Preferred Stocks (identified cost $10,343,605)		$10,869,122

Corporate Bonds & Notes — 32.2%

Security	Principal Amount* (000’s omitted)	Value

Aerospace & Defense — 0.2%
TransDigm, Inc., 5.50%, 10/15/20	70	$71,211
TransDigm, Inc., 6.00%, 7/15/22	500	522,400

		$593,611

Airlines — 0.0%(3)
United Continental Holdings, Inc., 4.25%, 10/1/22	145	$145,906

		$145,906

Auto Components — 0.1%
American Axle & Manufacturing, Inc., 6.25%, 4/1/25(2)	45	$46,237
American Axle & Manufacturing, Inc., 6.50%, 4/1/27(2)	45	46,069
Deck Chassis Acquisition, Inc., 10.00%, 6/15/23(2)	205	230,625
Wabash National Corp., 5.50%, 10/1/25(2)	145	148,277

		$471,208

Automobiles — 0.1%
General Motors Financial Co., Inc., Series A, 5.75% to 9/30/27(4)(5)	320	$334,800

		$334,800

Banks — 2.4%
Australia and New Zealand Banking Group, Ltd., 6.75% to 6/15/26(2)(4)(5)	200	$230,280
Banco do Brasil SA, 6.25% to 4/15/24(2)(4)(5)	859	811,755

Security		Principal Amount* (000’s omitted)	Value

Banks (continued)
Bank of America Corp., Series AA, 6.10% to 3/17/25(4)(5)		1,018	$1,137,615
CIT Group, Inc., 5.375%, 5/15/20		33	35,475
Citigroup, Inc., Series M, 6.30% to 5/15/24(4)(5)		570	620,325
Credit Agricole SA, 7.875% to 1/23/24(2)(4)(5)		327	373,005
Fifth Third Bancorp, Series H, 5.10% to 6/30/23(4)(5)		460	471,500
JPMorgan Chase & Co., Series S, 6.75% to 2/1/24(4)(5)		215	246,713
JPMorgan Chase & Co., Series X, 6.10% to 10/1/24(4)(5)		353	394,036
JPMorgan Chase & Co., Series Z, 5.30% to 5/1/20(4)(5)		768	809,395
Lloyds Banking Group PLC, 7.50% to 6/27/24(4)(5)		290	331,688
M&T Bank Corp., Series F, 5.125% to 11/1/26(4)(5)		280	299,110
PNC Financial Services Group, Inc. (The), Series S, 5.00% to 11/1/26(4)(5)		170	180,625
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25(4)(5)		804	921,143
Standard Chartered PLC, 7.75% to 4/2/23(2)(4)(5)		320	355,648
UniCredit SpA, 8.00% to 6/3/24(4)(5)(6)		610	676,669
Zions Bancorporation, Series I, 5.80% to 9/15/23(4)(5)		88	90,849
Zions Bancorporation, Series J, 7.20% to 9/15/23(4)(5)		619	707,208

			$8,693,039

Biotechnology — 0.3%
Grifols S.A., 3.20%, 5/1/25(6)	EUR	1,075	$1,274,252

			$1,274,252

Building Products — 0.9%
Builders FirstSource, Inc., 5.625%, 9/1/24(2)		105	$111,300
LSF9 Balta Issuer S.A., 7.75%, 9/15/22(6)	EUR	718	916,149
Reliance Intermediate Holdings, L.P., 6.50%, 4/1/23(2)		1,000	1,067,500
Standard Industries, Inc., 5.50%, 2/15/23(2)		115	121,612
Standard Industries, Inc., 6.00%, 10/15/25(2)		495	537,694
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/24		600	652,500

			$3,406,755

Capital Markets — 0.5%
Banco BTG Pactual SA/Cayman Islands, 5.75%, 9/28/22(2)		400	$393,000
Charles Schwab Corp. (The), 5.00% to 12/1/27(4)(5)		450	455,625
UBS Group AG, 6.875% to 8/7/25(4)(5)(6)		833	936,858

			$1,785,483

Casino & Gaming — 0.1%
GLP Capital, L.P./GLP Financing II, Inc., 4.375%, 4/15/21		30	$31,425

19	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2017

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Casino & Gaming (continued)
GLP Capital, L.P./GLP Financing II, Inc., 5.375%, 4/15/26		110	$119,350
Sugarhouse HSP Gaming Prop Mezz, L.P./Sugarhouse HSP Gaming Finance Corp., 5.875%, 5/15/25(2)		165	161,288

			$312,063

Chemicals — 0.7%
Chemours Co. (The), 7.00%, 5/15/25		70	$78,400
Platform Specialty Products Corp., 6.50%, 2/1/22(2)		1,000	1,038,750
SPCM SA/Cayman Islands, 4.875%, 9/15/25(2)		65	66,950
Tronox Finance PLC, 5.75%, 10/1/25(2)		220	230,450
Tronox Finance, LLC, 7.50%, 3/15/22(2)		15	15,806
Valvoline, Inc., 5.50%, 7/15/24(2)		45	47,813
Venator Finance S.a.r.l./Venator Materials, LLC, 5.75%, 7/15/25(2)		115	121,900
W.R. Grace & Co., 5.125%, 10/1/21(2)		750	808,125

			$2,408,194

Commercial Services & Supplies — 1.6%
Advanced Disposal Services, Inc., 5.625%, 11/15/24(2)		170	$177,225
Clean Harbors, Inc., 5.125%, 6/1/21		400	406,500
Covanta Holding Corp., 5.875%, 3/1/24		500	502,500
Covanta Holding Corp., 5.875%, 7/1/25		95	94,288
Covanta Holding Corp., 6.375%, 10/1/22		35	36,225
GFL Environmental, Inc., 9.875%, 2/1/21(2)		450	480,937
Hertz Corp. (The), 5.50%, 10/15/24(2)		75	67,875
Iron Mountain UK PLC, 3.875%, 11/15/25(6)(7)	GBP	550	730,482
KAR Auction Services, Inc., 5.125%, 6/1/25(2)		260	269,750
Prime Security Services Borrower, LLC/Prime Finance, Inc., 9.25%, 5/15/23(2)		270	299,889
RAC Bond Co. PLC, 5.00%, 11/6/22(6)	GBP	1,105	1,470,140
ServiceMaster Co., LLC (The), 7.45%, 8/15/27		550	600,875
Team Health Holdings, Inc., 6.375%, 2/1/25(2)		240	222,000
Tervita Escrow Corp., 7.625%, 12/1/21(2)		195	198,413
TMS International Corp., 7.25%, 8/15/25(2)		195	203,775
United Rentals North America, Inc., 5.50%, 5/15/27		35	37,538
Wrangler Buyer Corp., 6.00%, 10/1/25(2)		40	41,100

			$5,839,512

Communications Equipment — 0.2%
CommScope Technologies, LLC, 6.00%, 6/15/25(2)		35	$37,100
Riverbed Technology, Inc., 8.875%, 3/1/23(2)		630	566,213

			$603,313

Security		Principal Amount* (000’s omitted)	Value

Construction & Engineering — 0.3%
ABG Orphan Holdco S.a.r.l., 14.00% , (5.00% Cash, 9.00% PIK), 2/28/21(2)		900	$942,300

			$942,300

Consumer Finance — 0.5%
Ally Financial, Inc., 8.00%, 12/31/18		550	$585,062
CPUK Finance, Ltd., 4.875%, 2/28/47(6)	GBP	895	1,218,224

			$1,803,286

Containers & Packaging — 0.4%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.00%, 2/15/25(2)		200	$212,750
BWAY Holding Co., 5.50%, 4/15/24(2)		240	250,500
BWAY Holding Co., 7.25%, 4/15/25(2)		165	171,600
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 5.125%, 7/15/23(2)		120	125,100
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 5.75%, 10/15/20		500	509,380
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 7.00%, 7/15/24(2)		140	149,712

			$1,419,042

Distributors — 0.0%(3)
H&E Equipment Services, Inc., 5.625%, 9/1/25(2)		55	$58,231
HD Supply, Inc., 5.75%, 4/15/24(2)		105	113,532

			$171,763

Diversified Consumer Services — 0.1%
Laureate Education, Inc., 8.25%, 5/1/25(2)		315	$339,806

			$339,806

Diversified Financial Services — 0.9%
Cadence Financial Corp., 4.875%, 6/28/19(2)		508	$515,217
DAE Funding, LLC, 4.50%, 8/1/22(2)		155	157,519
DAE Funding, LLC, 5.00%, 8/1/24(2)		255	261,056
Exela Intermediate, LLC/Exela Finance, Inc., 10.00%, 7/15/23(2)		180	173,250
FBM Finance, Inc., 8.25%, 8/15/21(2)		165	176,344
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.25%, 2/1/22		115	120,462
Louvre Bidco SAS, 4.25%, 9/30/24(6)	EUR	285	335,935
Mercury Bondco PLC, 8.25%, (8.25% Cash or 9.00% PIK), 5/30/21(6)(8)	EUR	530	652,746
Park Aerospace Holdings, Ltd., 5.25%, 8/15/22(2)		455	474,906

20	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2017

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Diversified Financial Services (continued)
Park Aerospace Holdings, Ltd., 5.50%, 2/15/24(2)		150	$156,000
West Corp., 8.50%, 10/15/25(2)		240	235,950

			$3,259,385

Diversified Telecommunication Services — 0.2%
CenturyLink, Inc., 5.80%, 3/15/22		500	$509,375
CenturyLink, Inc., 7.50%, 4/1/24		100	106,500
Cincinnati Bell, Inc., 7.00%, 7/15/24(2)		55	55,000
Frontier Communications Corp., 6.25%, 9/15/21		65	53,788
Frontier Communications Corp., 10.50%, 9/15/22		30	26,391
Level 3 Financing, Inc., 5.25%, 3/15/26		90	93,235

			$844,289

Electric Utilities — 1.3%
AES Corp. (The), 5.125%, 9/1/27		25	$25,725
AES Corp. (The), 5.50%, 3/15/24		580	609,000
AES Corp. (The), 5.50%, 4/15/25		15	15,938
AES Corp. (The), 6.00%, 5/15/26		15	16,238
AES Gener SA, 8.375% to 6/18/19, 12/18/73(2)(4)		515	546,775
Dynegy, Inc., 7.375%, 11/1/22		450	483,187
Dynegy, Inc., 7.625%, 11/1/24		45	49,388
Dynegy, Inc., 8.00%, 1/15/25(2)		115	126,356
Dynegy, Inc., 8.125%, 1/30/26(2)		80	88,900
Electricite de France S.A., 6.00% to 1/29/26(4)(5)(6)	GBP	800	1,154,264
Melton Renewable Energy UK PLC, 6.75%, 2/1/20(6)	GBP	168	228,707
NextEra Energy Operating Partners, L.P., 4.25%, 9/15/24(2)		95	96,188
NextEra Energy Operating Partners, L.P., 4.50%, 9/15/27(2)		145	146,269
NRG Yield Operating, LLC, 5.375%, 8/15/24		395	413,762
Pattern Energy Group, Inc., 5.875%, 2/1/24(2)		115	122,763
Southern Co. (The), Series B, 5.50% to 3/15/22, 3/15/57(4)		580	617,520
TerraForm Power Operating, LLC, 6.625%, 6/15/25(2)		90	98,100

			$4,839,080

Electrical Equipment — 0.2%
Senvion Holding GmbH, 3.875%, 10/25/22(6)	EUR	575	$690,036

			$690,036

Electronic Equipment, Instruments & Components — 0.0%(3)
Zebra Technologies Corp., 7.25%, 10/15/22		79	$83,592

			$83,592

Security		Principal Amount* (000’s omitted)	Value

Energy Equipment & Services — 0.1%
Abengoa Finance S.A.U., 7.75%, 2/1/20(2)(9)		467	$5,838
Novafives SAS, 4.50%, 6/30/21(6)	EUR	225	267,970

			$273,808

Equity Real Estate Investment Trusts (REITs) — 0.2%
Equinix, Inc., 5.375%, 5/15/27		115	$123,481
MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 4.50%, 9/1/26		120	121,050
MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 4.50%, 1/15/28(2)		30	30,000
MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24		95	103,075
SBA Communications Corp., 4.00%, 10/1/22(2)		150	153,000
SBA Communications Corp., 4.875%, 9/1/24		55	56,650
VICI Properties 1, LLC/VICI FC, Inc., 8.00%, 10/15/23		140	156,450

			$743,706

Food Products — 1.2%
Albertsons Cos., LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s, LLC, 5.75%, 3/15/25		115	$101,775
Albertsons Cos., LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s, LLC, 6.625%, 6/15/24		95	89,775
Dean Foods Co., 6.50%, 3/15/23(2)		320	321,600
Dole Food Co., Inc., 7.25%, 6/15/25(2)		225	244,125
Iceland Bondco PLC, 4.625%, 3/15/25(6)	GBP	1,095	1,414,147
Land O’ Lakes, Inc., 8.00%(2)(5)		875	975,625
Pilgrim’s Pride Corp., 5.75%, 3/15/25(2)		70	74,288
Pilgrim’s Pride Corp., 5.875%, 9/30/27(2)		95	99,037
Post Holdings, Inc., 5.00%, 8/15/26(2)		85	85,637
Post Holdings, Inc., 5.50%, 3/1/25(2)		230	239,775
TreeHouse Foods, Inc., 6.00%, 2/15/24(2)		180	193,500
US Foods, Inc., 5.875%, 6/15/24(2)		395	419,194

			$4,258,478

Health Care Equipment & Supplies — 1.3%
Alere, Inc., 6.50%, 6/15/20		40	$40,850
Avantor, Inc., 6.00%, 10/1/24(2)		100	102,125
Centene Corp., 4.75%, 1/15/25		300	310,500
Centene Corp., 5.625%, 2/15/21		90	93,600
Centene Corp., 6.125%, 2/15/24		340	366,350
Envision Healthcare Corp., 5.625%, 7/15/22		620	633,175
Envision Healthcare Corp., 6.25%, 12/1/24(2)		620	645,575
Hologic, Inc., 4.375%, 10/15/25(2)		70	71,295

21	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2017

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Health Care Equipment & Supplies (continued)
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC, 6.375%, 8/1/23(2)		610	$638,212
Kinetic Concepts, Inc./KCI USA, Inc., 7.875%, 2/15/21(2)		320	334,400
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/1/21(2)		275	307,313
MPH Acquisition Holdings, LLC, 7.125%, 6/1/24(2)		1,230	1,326,862

			$4,870,257

Health Care Providers & Services — 0.6%
CHS/Community Health Systems, Inc., 6.25%, 3/31/23		555	$534,881
Eagle Holding Co. II, LLC, 7.625%, (7.625% Cash or 8.375% PIK), 5/15/22(2)(8)		165	170,775
HCA, Inc., 4.50%, 2/15/27		40	40,500
HCA, Inc., 5.875%, 2/15/26		750	790,313
Tenet Healthcare Corp., 6.75%, 6/15/23		260	245,050
Tenet Healthcare Corp., 7.50%, 1/1/22(2)		85	89,781
WellCare Health Plans, Inc., 5.25%, 4/1/25		375	395,625

			$2,266,925

Hotels, Restaurants & Leisure — 1.5%
1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 4.25%, 5/15/24(2)		325	$328,152
1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 5.00%, 10/15/25(2)		540	550,800
Carlson Travel, Inc., 6.75%, 12/15/23(2)		200	198,500
CRC Escrow Issuer, LLC Co./ CRC Finco, Inc., 5.25%, 10/15/25(2)		485	489,365
Eldorado Resorts, Inc., 6.00%, 4/1/25		220	233,200
Gateway Casinos & Entertainment, Ltd., 8.25%, 3/1/24(2)		490	520,625
Golden Nugget, Inc., 6.75%, 10/15/24(2)		595	606,900
Golden Nugget, Inc., 8.75%, 10/1/25(2)		295	303,850
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp., 6.75%, 11/15/21(2)		555	593,850
MGM Resorts International, 6.00%, 3/15/23		550	604,395
NCL Corp., Ltd., 4.75%, 12/15/21(2)		150	156,000
Scientific Games International, Inc., 7.00%, 1/1/22(2)		115	121,900
Scientific Games International, Inc., 10.00%, 12/1/22		420	465,675
Viking Cruises, Ltd., 5.875%, 9/15/27(2)		220	222,200

			$5,395,412

Household Products — 0.4%
Bormioli Rocco Holdings S.A., 10.00%, 8/1/18(6)	EUR	850	$997,548
Central Garden & Pet Co., 6.125%, 11/15/23		500	535,625

			$1,533,173

Security		Principal Amount* (000’s omitted)	Value

Independent Power and Renewable Electricity Producers — 0.1%
Calpine Corp., 5.75%, 1/15/25		145	$138,384
NRG Energy, Inc., 7.25%, 5/15/26		350	381,063

			$519,447

Industrial Conglomerates — 0.3%
Wittur International Holding GmbH, 8.50%, 2/15/23(6)	EUR	1,030	$1,265,712

			$1,265,712

Insurance — 0.5%
Alliant Holdings Intermediate, LLC, 8.25%, 8/1/23(2)		60	$64,050
Hub International, Ltd., 7.875%, 10/1/21(2)		500	521,040
KIRS Midco 3 PLC, 8.375%, 7/15/23(6)	GBP	910	1,256,961

			$1,842,051

Internet & Direct Marketing Retail — 0.3%
Netflix, Inc., 3.625%, 5/15/27(6)	EUR	675	$808,800
Netflix, Inc., 4.875%, 4/15/28(2)		245	243,824

			$1,052,624

Internet Software & Services — 0.5%
EIG Investors Corp., 10.875%, 2/1/24		480	$532,800
Match Group, Inc., 6.375%, 6/1/24		505	550,450
Zayo Group, LLC/Zayo Capital, Inc., 5.75%, 1/15/27(2)		75	79,219
Zayo Group, LLC/Zayo Capital, Inc., 6.375%, 5/15/25		465	502,251

			$1,664,720

IT Services — 0.1%
Booz Allen Hamilton, Inc., 5.125%, 5/1/25(2)		40	$40,900
Gartner, Inc., 5.125%, 4/1/25(2)		160	169,600

			$210,500

Machinery — 0.5%
BlueLine Rental Finance Corp./BlueLine Rental, LLC, 9.25%, 3/15/24(2)		150	$163,500
Cloud Crane, LLC, 10.125%, 8/1/24(2)		190	215,175
Navistar International Corp., 8.25%, 11/1/21		235	235,975
Norican A/S, 4.50%, 5/15/23(6)	EUR	865	1,024,372
Welbilt, Inc., 9.50%, 2/15/24		295	338,881

			$1,977,903

Media — 2.6%
Altice Luxembourg S.A., 7.25%, 5/15/22(6)	EUR	546	$678,938
Altice Luxembourg S.A., 7.75%, 5/15/22(2)		315	333,900

22	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2017

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Media (continued)
Altice US Finance I Corp., 5.50%, 5/15/26(2)		200	$208,500
AMC Entertainment Holdings, Inc., 6.375%, 11/15/24	GBP	345	472,902
Cablevision Systems Corp., 5.875%, 9/15/22		55	56,719
Cablevision Systems Corp., 8.00%, 4/15/20		70	77,700
CBS Radio, Inc., 7.25%, 11/1/24(2)		120	126,150
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.875%, 4/1/24(2)		1,130	1,206,275
Cequel Communications Holdings I, LLC/Cequel Capital Corp., 5.125%, 12/15/21(2)		10	10,238
Cequel Communications Holdings I, LLC/Cequel Capital Corp., 6.375%, 9/15/20(2)		294	300,650
CSC Holdings, LLC, 6.75%, 11/15/21		500	552,500
CSC Holdings, LLC, 10.875%, 10/15/25(2)		422	518,005
DISH DBS Corp., 7.75%, 7/1/26		155	170,113
McGraw-Hill Global Education Holdings, LLC/McGraw-Hill Global Education Finance, 7.875%, 5/15/24(2)		140	141,400
MDC Partners, Inc., 6.50%, 5/1/24(2)		240	246,000
MHGE Parent, LLC/MHGE Parent Finance, Inc., 8.50%, (8.50% Cash or 9.25% PIK), 8/1/19(2)(8)		35	35,131
Salem Media Group, Inc., 6.75%, 6/1/24(2)		295	309,750
SFR Group S.A., 7.375%, 5/1/26(2)		1,010	1,089,537
Sirius XM Radio, Inc., 5.00%, 8/1/27(2)		185	187,544
Sirius XM Radio, Inc., 6.00%, 7/15/24(2)		500	535,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 4.00%, 1/15/25(6)	EUR	850	1,057,638
UPC Holding B.V., 5.50%, 1/15/28(2)		260	259,350
Virgin Media Receivables Financing Notes I DAC, 5.50%, 9/15/24(6)	GBP	475	658,748
Ziggo Secured Finance B.V., 5.50%, 1/15/27(2)		150	153,375

			$9,386,063

Metals & Mining — 1.3%
Allegheny Ludlum, LLC, 6.95%, 12/15/25		450	$456,750
Allegheny Technologies, Inc., 5.95%, 1/15/21		50	51,688
Allegheny Technologies, Inc., 7.875%, 8/15/23		205	224,987
BHP Billiton Finance USA, Ltd., 6.75% to 10/19/25, 10/19/75(2)(4)		270	318,600
Big River Steel, LLC/BRS Finance Corp., 7.25%, 9/1/25(2)		160	172,000
Eldorado Gold Corp., 6.125%, 12/15/20(2)		45	44,775
Ferroglobe PLC/Globe Specialty Metals, Inc., 9.375%, 3/1/22(2)		750	817,500
First Quantum Minerals, Ltd., 7.00%, 2/15/21(2)		75	78,094
First Quantum Minerals, Ltd., 7.25%, 4/1/23(2)		415	440,937
First Quantum Minerals, Ltd., 7.50%, 4/1/25(2)		445	472,812

Security		Principal Amount* (000’s omitted)	Value

Metals & Mining (continued)
Freeport-McMoRan, Inc., 3.10%, 3/15/20		40	$40,200
Freeport-McMoRan, Inc., 4.55%, 11/14/24		75	75,188
Hudbay Minerals, Inc., 7.25%, 1/15/23(2)		115	124,487
Hudbay Minerals, Inc., 7.625%, 1/15/25(2)		200	221,500
New Gold, Inc., 6.25%, 11/15/22(2)		155	160,425
New Gold, Inc., 6.375%, 5/15/25(2)		85	90,525
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125%, 11/1/22(2)		70	72,975
Novelis Corp., 5.875%, 9/30/26(2)		180	185,962
Novelis Corp., 6.25%, 8/15/24(2)		125	132,187
SunCoke Energy Partners, L.P./SunCoke Energy Partners Finance Corp., 7.50%, 6/15/25(2)		165	174,075
Teck Resources, Ltd., 5.20%, 3/1/42		40	40,300
Teck Resources, Ltd., 5.40%, 2/1/43		85	87,125
Teck Resources, Ltd., 6.00%, 8/15/40		45	50,119
Teck Resources, Ltd., 8.50%, 6/1/24(2)		130	149,175
United States Steel Corp., 8.375%, 7/1/21(2)		85	92,969
Zekelman Industries, Inc., 9.875%, 6/15/23(2)		15	16,988

			$4,792,343

Multi-Utilities — 0.4%
Dominion Resources, Inc., 5.75% to 10/1/24, 10/1/54(4)		114	$123,963
Thames Water Kemble Finance PLC, 5.875%, 7/15/22(6)	GBP	900	1,336,858

			$1,460,821

Multiline Retail — 0.1%
Dollar Tree, Inc., 5.75%, 3/1/23		330	$348,563

			$348,563

Oil, Gas & Consumable Fuels — 2.8%
AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.50%, 5/20/25		120	$123,300
AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.625%, 5/20/24		30	31,763
AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.75%, 5/20/27		55	56,444
AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.875%, 8/20/26		55	57,475
Antero Resources Corp., 5.375%, 11/1/21		1,000	1,030,000
Canbriam Energy, Inc., 9.75%, 11/15/19(2)		305	311,862
Cheniere Energy Partners, L.P., 5.25%, 10/1/25(2)		330	340,725
Chesapeake Energy Corp., 8.00%, 12/15/22(2)		31	33,470
Continental Resources, Inc., 4.50%, 4/15/23		145	147,175

23	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Oil, Gas & Consumable Fuels (continued)
CrownRock, L.P./CrownRock Finance, Inc., 5.625%, 10/15/25(2)	585	$595,460
CVR Refining, LLC/Coffeyville Finance, Inc., 6.50%, 11/1/22	200	206,500
Denbury Resources, Inc., 9.00%, 5/15/21(2)	110	108,075
Diamondback Energy, Inc., 4.75%, 11/1/24	60	61,350
Diamondback Energy, Inc., 5.375%, 5/31/25	155	161,781
Endeavor Energy Resources, L.P./EER Finance, Inc., 7.00%, 8/15/21(2)	40	41,475
Endeavor Energy Resources, L.P./EER Finance, Inc., 8.125%, 9/15/23(2)	500	540,000
EnLink Midstream Partners, LP, Series C, 6.00% to 12/15/22(4)(5)	392	395,823
EP Energy, LLC/Everest Acquisition Finance, Inc., 8.00%, 11/29/24(2)	110	112,750
Extraction Oil & Gas, Inc., 7.375%, 5/15/24(2)	195	208,650
Extraction Oil & Gas, Inc./Extraction Finance Corp., 7.875%, 7/15/21(2)	208	221,520
Great Western Petroleum, LLC/Great Western Finance Corp., 9.00%, 9/30/21(2)	360	370,800
Gulfport Energy Corp., 6.00%, 10/15/24	49	49,245
Gulfport Energy Corp., 6.625%, 5/1/23	350	360,500
Murphy Oil Corp., 6.875%, 8/15/24	55	59,262
Murphy Oil USA, Inc., 5.625%, 5/1/27	65	69,144
Murphy Oil USA, Inc., 6.00%, 8/15/23	500	526,875
Newfield Exploration Co., 5.375%, 1/1/26	45	48,038
Newfield Exploration Co., 5.625%, 7/1/24	65	70,606
Oasis Petroleum, Inc., 6.50%, 11/1/21	50	51,125
Oasis Petroleum, Inc., 6.875%, 3/15/22	45	46,463
Oasis Petroleum, Inc., 6.875%, 1/15/23	235	241,462
Odebrecht Oil & Gas Finance, Ltd., 7.00% to 6/17/24(2)(4)(5)(9)	783	37,193
Parsley Energy, LLC/Parsley Finance Corp., 5.25%, 8/15/25(2)	75	76,125
Parsley Energy, LLC/Parsley Finance Corp., 5.375%, 1/15/25(2)	140	142,800
Parsley Energy, LLC/Parsley Finance Corp., 5.625%, 10/15/27(2)	185	191,360
Parsley Energy, LLC/Parsley Finance Corp., 6.25%, 6/1/24(2)	150	159,750
PBF Holding Co., LLC/PBF Finance Corp., 7.00%, 11/15/23	50	52,250
PBF Holding Co., LLC/PBF Finance Corp., 7.25%, 6/15/25(2)	90	93,262
Plains All American Pipeline, LP, Series B, 6.125% to 11/15/22(4)(5)	560	572,208
Precision Drilling Corp., 6.50%, 12/15/21	25	25,375

Security	Principal Amount* (000’s omitted)	Value

Oil, Gas & Consumable Fuels (continued)
Precision Drilling Corp., 6.625%, 11/15/20	18	$18,162
Precision Drilling Corp., 7.75%, 12/15/23	10	10,300
Resolute Energy Corp., 8.50%, 5/1/20	210	214,200
Seven Generations Energy, Ltd., 5.375%, 9/30/25(2)	255	258,187
Seven Generations Energy, Ltd., 6.75%, 5/1/23(2)	25	26,688
SM Energy Co., 5.625%, 6/1/25	85	83,087
SM Energy Co., 6.125%, 11/15/22	435	439,350
SM Energy Co., 6.75%, 9/15/26	175	180,469
Trinidad Drilling, Ltd., 6.625%, 2/15/25(2)	165	161,287
Weatherford International, Ltd., 8.25%, 6/15/23	40	40,300
Weatherford International, Ltd., 9.875%, 2/15/24	95	102,125
Whiting Petroleum Corp., 5.00%, 3/15/19	45	45,619
Whiting Petroleum Corp., 5.75%, 3/15/21	25	25,250
WildHorse Resource Development Corp., 6.875%, 2/1/25(2)	370	368,150
WPX Energy, Inc., 7.50%, 8/1/20	64	69,760

		$10,072,375

Pharmaceuticals — 0.4%
Catalent Pharma Solutions, Inc., 4.875%, 1/15/26(2)	195	$198,412
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/1/24(2)	198	219,285
PRA Holdings, Inc., 9.50%, 10/1/23(2)	80	86,600
Valeant Pharmaceuticals International, Inc., 5.50%, 11/1/25(2)	195	199,631
Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/23(2)	130	110,013
Valeant Pharmaceuticals International, Inc., 6.375%, 10/15/20(2)	167	166,374
Valeant Pharmaceuticals International, Inc., 6.50%, 3/15/22(2)	155	164,881
Valeant Pharmaceuticals International, Inc., 7.00%, 3/15/24(2)	315	341,775
Vizient, Inc., 10.375%, 3/1/24(2)	125	142,813

		$1,629,784

Pipelines — 0.8%
Andeavor Logistics, L.P./Tesoro Logistics Finance Corp., 6.25%, 10/15/22	1,000	$1,070,000
Andeavor Logistics, L.P./Tesoro Logistics Finance Corp., 6.375%, 5/1/24	105	115,500
Antero Midstream Partners, L.P./Antero Midstream Finance Corp., 5.375%, 9/15/24	80	83,800
Cheniere Corpus Christi Holdings, LLC, 5.125%, 6/30/27(2)	175	180,906

24	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2017

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Pipelines (continued)
Cheniere Corpus Christi Holdings, LLC, 5.875%, 3/31/25		230	$249,837
Cheniere Corpus Christi Holdings, LLC, 7.00%, 6/30/24		170	194,863
Energy Transfer Equity, L.P., 5.875%, 1/15/24		20	21,800
Holly Energy Partners, L.P./Holly Energy Finance Corp., 6.00%, 8/1/24(2)		60	63,150
NGPL PipeCo, LLC, 4.375%, 8/15/22(2)		50	51,563
NGPL PipeCo, LLC, 4.875%, 8/15/27(2)		50	51,875
Tallgrass Energy Partners, L.P./Tallgrass Energy Finance Corp., 5.50%, 1/15/28(2)		385	395,587
Williams Cos., Inc. (The), 3.70%, 1/15/23		230	233,163
Williams Cos., Inc. (The), 4.55%, 6/24/24		125	131,250
Williams Cos., Inc. (The), 5.75%, 6/24/44		140	149,100

			$2,992,394

Real Estate Investment Trusts (REITs) — 1.2%
Equinix, Inc., 2.875%, 10/1/25	EUR	705	$843,954
ESH Hospitality, Inc., 5.25%, 5/1/25(2)		160	165,800
Greystar Real Estate Partners, LLC, 8.25%, 12/1/22(2)		35	37,333
Kennedy Wilson Europe Real Estate PLC, 3.25%, 11/12/25(6)	EUR	1,100	1,358,809
Mattamy Group Corp., 6.50%, 10/1/25(2)		180	188,550
Mattamy Group Corp., 6.875%, 12/15/23(2)		250	263,750
Miller Homes Group Holdings PLC, 5.50%, 10/15/24(6)	GBP	1,095	1,505,771

			$4,363,967

Semiconductors & Semiconductor Equipment — 0.3%
Micron Technology, Inc., 5.25%, 8/1/23(2)		55	$57,844
Microsemi Corp., 9.125%, 4/15/23(2)		575	655,500
NXP B.V./NXP Funding, LLC, 4.125%, 6/1/21(2)		200	209,500
Versum Materials, Inc., 5.50%, 9/30/24(2)		145	154,787

			$1,077,631

Software — 0.7%
Camelot Finance S.A., 7.875%, 10/15/24(2)		130	$140,075
Infor (US), Inc., 5.75%, 8/15/20(2)		160	164,880
j2 Cloud Services, LLC/j2 Global Co-Obligor, Inc., 6.00%, 7/15/25(2)		195	206,212
Solera, LLC/Solera Finance, Inc., 10.50%, 3/1/24(2)		545	624,025
SS&C Technologies Holdings, Inc., 5.875%, 7/15/23		775	822,469
Symantec Corp., 5.00%, 4/15/25(2)		115	120,463
Veritas US, Inc./Veritas Bermuda, Ltd., 7.50%, 2/1/23(2)		200	213,000
Veritas US, Inc./Veritas Bermuda, Ltd., 10.50%, 2/1/24(2)		260	278,200

			$2,569,324

Security		Principal Amount* (000’s omitted)	Value

Specialty Retail — 0.1%
Beacon Escrow Corp., 4.875%, 11/1/25(2)		190	$193,563
Hot Topic, Inc., 9.25%, 6/15/21(2)		195	162,581

			$356,144

Technology Hardware, Storage & Peripherals — 0.6%
Dell International, LLC/EMC Corp., 5.45%, 6/15/23(2)		135	$148,072
Dell International, LLC/EMC Corp., 5.875%, 6/15/21(2)		205	215,199
Dell International, LLC/EMC Corp., 6.02%, 6/15/26(2)		355	396,945
Dell International, LLC/EMC Corp., 7.125%, 6/15/24(2)		235	259,477
Western Digital Corp., 7.375%, 4/1/23(2)		590	647,525
Western Digital Corp., 10.50%, 4/1/24		475	558,600

			$2,225,818

Telecommunications — 1.4%
Avaya, Inc., 9.00%, 4/1/19(2)(9)		400	$337,000
Hughes Satellite Systems Corp., 5.25%, 8/1/26		145	148,818
Hughes Satellite Systems Corp., 6.625%, 8/1/26		195	206,213
Intelsat Jackson Holdings S.A., 5.50%, 8/1/23		45	38,531
Intelsat Jackson Holdings S.A., 7.25%, 10/15/20		85	82,212
Intelsat Jackson Holdings S.A., 8.00%, 2/15/24(2)		200	213,500
Intelsat Jackson Holdings S.A., 9.75%, 7/15/25(2)		185	186,850
Qualitytech, L.P./QTS Finance Corp., 4.75%, 11/15/25(2)(7)		150	153,525
Sprint Capital Corp., 6.875%, 11/15/28		730	780,644
Sprint Corp., 7.875%, 9/15/23		1,800	2,016,000
T-Mobile USA, Inc., 6.625%, 4/1/23		1,025	1,078,812

			$5,242,105

Textiles, Apparel & Luxury Goods — 0.3%
CBR Fashion Finance BV, 5.125%, 10/1/22(6)(7)	EUR	815	$957,880

			$957,880

Thrifts & Mortgage Finance — 0.1%
Flagstar Bancorp, Inc., 6.125%, 7/15/21		235	$249,552

			$249,552

Transportation — 0.5%
CEVA Group PLC, 7.00%, 3/1/21(2)		75	$72,188
CMA CGM S.A., 5.25%, 1/15/25(6)	EUR	700	835,242
Watco Cos., LLC/Watco Finance Corp., 6.375%, 4/1/23(2)		260	271,050

25	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Transportation (continued)
XPO Logistics, Inc., 6.125%, 9/1/23(2)	80	$84,500
XPO Logistics, Inc., 6.50%, 6/15/22(2)	500	526,965

		$1,789,945

Total Corporate Bonds & Notes (identified cost $112,327,142)		$117,650,140

Senior Floating-Rate Loans — 2.7%(10)

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Business Equipment and Services — 0.1%
EIG Investors Corp., Term Loan, 5.32%, (3 mo. USD LIBOR + 4.00%), Maturing 2/9/23	$492	$497,744

		$497,744

Chemicals and Plastics — 0.0%(3)
Avantor, Inc., Term Loan, Maturing 9/7/24(11)	$115	$115,413

		$115,413

Containers and Glass Products — 0.3%
BWAY Holding Company, Term Loan, 4.60%, (USD LIBOR + 3.25%), Maturing 4/3/24(12)	$998	$1,001,685

		$1,001,685

Electronics / Electrical — 0.5%
Applied Systems, Inc., Term Loan, 4.57%, (3 mo. USD LIBOR + 3.25%), Maturing 9/19/24	$180	$182,450
Cortes NP Acquisition Corporation, Term Loan, 5.69%, (USD LIBOR + 4.00%), Maturing 11/30/23(12)	635	638,445
Riverbed Technology, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.25%), Maturing 4/24/22	500	484,553
Solera, LLC, Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing 3/3/23	686	691,658

		$1,997,106

Food / Drug Retailers — 0.3%
Albertsons, LLC, Term Loan, 4.32%, (3 mo. USD LIBOR + 3.00%), Maturing 6/22/23	$998	$968,466

		$968,466

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care — 0.4%
MPH Acquisition Holdings, LLC, Term Loan, 4.33%, (3 mo. USD LIBOR + 3.00%), Maturing 6/7/23	$909	$917,291
Press Ganey Holdings, Inc., Term Loan, 4.24%, (1 mo. USD LIBOR + 3.00%), Maturing 10/23/23	189	189,990
Press Ganey Holdings, Inc., Term Loan - Second Lien, 7.74%, (1 mo. USD LIBOR + 6.50%), Maturing 10/21/24	428	432,903

		$1,540,184

Insurance — 0.2%
Asurion, LLC, Term Loan - Second Lien, 7.24%, (1 mo. USD LIBOR + 6.00%), Maturing 8/4/25	$555	$573,471

		$573,471

Lodging and Casinos — 0.3%
Gateway Casinos & Entertainment Limited, Term Loan, 5.08%, (3 mo. USD LIBOR + 3.75%), Maturing 2/22/23	$998	$1,011,008

		$1,011,008

Oil and Gas — 0.1%
Chesapeake Energy Corporation, Term Loan, 8.81%, (3 mo. USD LIBOR + 7.50%), Maturing 8/23/21	$365	$393,014

		$393,014

Publishing — 0.1%
McGraw-Hill Global Education Holdings, LLC, Term Loan, 5.24%, (1 mo. USD LIBOR + 4.00%), Maturing 5/4/22	$517	$515,161

		$515,161

Steel — 0.1%
Big River Steel, LLC, Term Loan, 6.33%, (3 mo. USD LIBOR + 5.00%), Maturing 8/23/23	$175	$178,937

		$178,937

Telecommunications — 0.3%
CenturyLink, Inc., Term Loan, 2.75%, Maturing 1/31/25(13)	$990	$978,141

		$978,141

Total Senior Floating-Rate Loans (identified cost $9,771,060)		$9,770,330

26	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2017

Portfolio of Investments — continued

Convertible Bonds — 0.1%

Security	Principal Amount (000’s omitted)	Value

Utilities — 0.1%
NRG Yield, Inc., 3.25%, 6/1/20(2)	$300	$300,750

Total Convertible Bonds (identified cost $284,647)		$300,750

Short-Term Investments — 0.7%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.35%(14)	2,642,068	$2,642,332

Total Short-Term Investments (identified cost $2,642,332)		$2,642,332

Total Investments — 97.5% (identified cost $331,655,101)		$355,546,437

Other Assets, Less Liabilities — 2.5%		$8,929,779

Net Assets — 100.0%		$364,476,216

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)	Non-income producing security.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2017, the aggregate value of these securities is $54,448,432 or 14.9% of the Portfolio’s net assets.

(3)	Amount is less than 0.05%.

(4)	Security converts to floating rate after the indicated fixed-rate coupon period.

(5)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(6)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2017, the aggregate value of these securities is $25,709,856 or 7.1% of the Portfolio’s net assets.

(7)	When-issued security.

(8)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(9)	Issuer is in default with respect to interest and/or principal payments.

(10)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(11)	This Senior Loan will settle after October 31, 2017, at which time the interest rate will be determined.

(12)

The stated interest rate represents the weighted average interest rate at October 31, 2017 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(13)	Fixed-rate loan.

(14)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2017.

Country Concentration of Portfolio

Country	Percentage of Total Investments	Value
United States	57.4%	$203,978,095
United Kingdom	10.9	38,877,060
Japan	6.4	22,607,036
France	4.6	16,258,425
Canada	3.8	13,411,616
Netherlands	3.4	12,230,447
Spain	2.6	9,090,886
Germany	1.6	5,606,357
Switzerland	1.5	5,445,457
Denmark	1.3	4,622,988
Ireland	1.1	3,781,407
Luxembourg	0.7	2,590,155
Taiwan	0.7	2,446,208
Belgium	0.7	2,382,528
Hong Kong	0.7	2,344,792
Italy	0.7	2,326,963
Sweden	0.6	2,208,260
China	0.5	1,797,387
Brazil	0.3	1,241,948
New Zealand	0.2	784,192
Australia	0.1	548,880
Chile	0.1	546,775
United Arab Emirates	0.1	418,575

Total Investments	100.0%	$355,546,437

27	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2017

Portfolio of Investments — continued

Abbreviations:

ADR	–	American Depositary Receipt
LIBOR	–	London Interbank Offered Rate
PC	–	Participation Certificate
PIK	–	Payment In Kind

Currency Abbreviations:

EUR	–	Euro
GBP	–	British Pound Sterling
USD	–	United States Dollar

28	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Unaffiliated investments, at value (identified cost, $329,012,769)	$352,904,105
Affiliated investment, at value (identified cost, $2,642,332)	2,642,332
Foreign currency, at value (identified cost, $8,401,473)	8,333,520
Interest and dividends receivable	2,085,723
Dividends receivable from affiliated investment	2,428
Receivable for investments sold	6,090,983
Tax reclaims receivable	1,202,697
Total assets	$373,261,788

Liabilities
Payable for investments purchased	$6,317,304
Payable for when-issued securities	1,835,186
Due to broker	4,234
Due to custodian	249,251
Payable to affiliates:
Investment adviser fee	201,835
Trustees’ fees	1,761
Accrued expenses	176,001
Total liabilities	$8,785,572
Net Assets applicable to investors’ interest in Portfolio	$364,476,216

Sources of Net Assets
Investors’ capital	$340,590,620
Net unrealized appreciation	23,885,596
Total	$364,476,216

29	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Dividends (net of foreign taxes, $2,350,856)	$12,181,478
Interest (net of foreign taxes, $7,547)	7,707,248
Other income	91,614
Dividends from affiliated investment	47,750
Total investment income	$20,028,090

Expenses
Investment adviser fee	$2,450,256
Trustees’ fees and expenses	21,927
Custodian fee	238,343
Legal and accounting services	65,925
Miscellaneous	55,834
Total expenses	$2,832,285

Net investment income	$17,195,805

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$22,162,540 (1)
Investment transactions — affiliated investment	(585)
Financial futures contracts	(1,186,875)
Foreign currency transactions	83,130
Forward foreign currency exchange contracts	(570)
Net realized gain	$21,057,640
Change in unrealized appreciation (depreciation) —
Investments	$17,734,611
Investments — affiliated investment	(855)
Foreign currency	(13,441)
Net change in unrealized appreciation (depreciation)	$17,720,315

Net realized and unrealized gain	$38,777,955

Net increase in net assets from operations	$55,973,760

(1)	Includes $2,455,461 of net realized gains from redemptions in-kind.

30	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2017

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2017	Period Ended October 31, 2016(1)
From operations —
Net investment income	$17,195,805	$8,694,605
Net realized gain	21,057,640 (2)	9,411,663 (3)
Net change in unrealized appreciation (depreciation)	17,720,315	(2,448,246)
Net increase in net assets from operations	$55,973,760	$15,658,022
Capital transactions —
Contributions	$16,973,536	$30,069,851
Withdrawals	(85,428,038)	(55,132,472)
Portfolio transaction fee	258,836	198,179
Assets contributed by Eaton Vance Global Income Builder Fund	—	385,904,542
Net increase (decrease) in net assets from capital transactions	$(68,195,666)	$361,040,100

Net increase (decrease) in net assets	$(12,221,906)	$376,698,122

Net Assets
At beginning of period	$376,698,122	$—
At end of period	$364,476,216	$376,698,122

(1)	For the period from the start of business, March 28, 2016, to October 31, 2016.

(2)	Includes $2,455,461 of net realized gains from redemptions in-kind.

(3)	Includes $6,101,499 of net realized gains from redemptions in-kind.

31	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2017

Financial Highlights

Ratios/Supplemental Data	Year Ended October 31, 2017	Period Ended October 31, 2016(1)
Ratios (as a percentage of average daily net assets):
Expenses	0.75%	0.80	%(2)
Net investment income	4.56%	3.75	%(2)
Portfolio Turnover	143%	66	%(3)

Total Return	15.99%	3.65	%(3)

Net assets, end of period (000’s omitted)	$364,476	$376,698

(1)	For the period from the start of business, March 28, 2016, to October 31, 2016.

(2)	Annualized.

(3)	Not annualized.

32	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Global Income Builder Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio commenced operations on March 28, 2016. The Portfolio’s investment objective is to achieve total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2017, Eaton Vance Global Income Builder Fund and Eaton Vance Global Income Builder NextShares held an interest of 98.1% and 1.9%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

33

Global Income Builder Portfolio

October 31, 2017

Notes to Financial Statements — continued

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended October 31, 2017, the Portfolio received approximately $92,000 from Poland for previously withheld foreign taxes and interest thereon. Such amount is reflected as Other income in the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

34

Global Income Builder Portfolio

October 31, 2017

Notes to Financial Statements — continued

J  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

K  Capital Transactions — To seek to protect the Portfolio (and, indirectly, other investors in the Portfolio) against the costs of accommodating investor inflows and outflows, the Portfolio imposes a fee (“Portfolio transaction fee”) on inflows and outflows by Portfolio investors. The Portfolio transaction fee is sized to cover the estimated cost to the Portfolio of, in connection with issuing interests, converting the cash and/or other instruments it receives to the desired composition and, in connection with redeeming its interests, converting Portfolio holdings to cash and/or other instruments to be distributed. Such fee, which may vary over time, is limited to amounts that have been authorized by the Board of Trustees and determined by EVM to be appropriate. The maximum Portfolio transaction fee is 2% of the amount of net contributions or withdrawals. The Portfolio transaction fee is recorded as a component of capital transactions on the Statements of Changes in Net Assets.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2017, the Portfolio’s investment adviser fee amounted to $2,450,256 or 0.65% of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, BMR pays Eaton Vance Management (International) Limited (EVMI), an indirect, wholly-owned subsidiary of Eaton Vance Corp., a portion of its investment adviser fee for sub-advisory services provided to the Portfolio. Effective November 1, 2017, Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of EVM, assumed the sub-advisory responsibilities for the Portfolio from EVMI. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and in-kind transactions, and including maturities and principal repayments on Senior Loans, aggregated $520,191,540 and $565,262,166, respectively, for the year ended October 31, 2017. In-kind contributions and withdrawals for the year ended October 31, 2017 aggregated $7,792,930 and $17,163,479, respectively.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$332,241,315

Gross unrealized appreciation	$31,276,968
Gross unrealized depreciation	(7,971,846)

Net unrealized appreciation	$23,305,122

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2017, there were no obligations outstanding under these financial instruments.

35

Global Income Builder Portfolio

October 31, 2017

Notes to Financial Statements — continued

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Equity Price Risk:  The Portfolio entered into equity futures contracts on securities indices to gain or limit exposure to certain markets, particularly in connection with engaging in the dividend capture trading strategy during the year ended October 31, 2017.

Foreign Exchange Risk:  Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio entered into forward foreign currency exchange contracts during the year ended October 31, 2017.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2017 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Equity Price	Financial futures contracts	$(1,186,875)	$—
Foreign Exchange	Forward foreign currency exchange contracts	(570)	—

Total		$(1,187,445)	$—

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and Forward foreign currency exchange contracts, respectively.

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2017, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*

$18,128,000	$18,442,000	$587,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2017.

7  Overdraft Advances

Pursuant to the custodian agreement, State Street Bank and Trust Company (SSBT) may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Portfolio’s assets to the extent of any overdraft. At October 31, 2017, the Portfolio had a payment due to SSBT pursuant to the foregoing arrangement of $249,251. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at October 31, 2017. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2017. The Portfolio’s average overdraft advances during the year ended October 31, 2017 were not significant.

36

Global Income Builder Portfolio

October 31, 2017

Notes to Financial Statements — continued

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2017, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$16,572,399	$7,394,791		$—	$23,967,190
Consumer Staples	4,924,019	13,378,310		—	18,302,329
Energy	6,108,243	6,921,586		—	13,029,829
Financials	15,099,108	21,646,390		—	36,745,498
Health Care	16,283,636	10,553,574		—	26,837,210
Industrials	12,404,797	18,434,810		—	30,839,607
Information Technology	26,207,333	8,353,780		—	34,561,113
Materials	5,127,459	6,011,652		—	11,139,111
Real Estate	6,984,533	—		—	6,984,533
Telecommunication Services	—	4,277,740		—	4,277,740
Utilities	4,088,126	3,541,477		—	7,629,603

Total Common Stocks	$113,799,653	$100,514,110	*	$—	$214,313,763

Preferred Stocks
Consumer Staples	$—	$550,218		$—	$550,218
Energy	604,438	—		—	604,438
Financials	3,676,755	2,418,645		—	6,095,400
Industrials	435,267	—		—	435,267
Real Estate	1,719,439	—		—	1,719,439
Utilities	1,464,360	—		—	1,464,360

Total Preferred Stocks	$7,900,259	$2,968,863		$—	$10,869,122

37

Global Income Builder Portfolio

October 31, 2017

Notes to Financial Statements — continued

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds & Notes	$—	$117,650,140	$—	$117,650,140
Senior Floating-Rate Loans	—	9,770,330	—	9,770,330
Convertible Bonds	—	300,750	—	300,750
Short-Term Investments	—	2,642,332	—	2,642,332

Total Investments	$121,699,912	$233,846,525	$—	$355,546,437

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of October 31, 2016 whose fair value was determined using Level 3 inputs. At October 31, 2017, the value of investments transferred between Level 1 and Level 2 during the year then ended was not significant.

38

Global Income Builder Portfolio

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Income Builder Portfolio:

We have audited the accompanying statement of assets and liabilities of Global Income Builder Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2017, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended October 31, 2017 and for the period from the start of business, March 28, 2016, through October 31, 2016. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2017, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Income Builder Portfolio as of October 31, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended October 31, 2017 and for the period from the start of business, March 28, 2016, through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2017

39

Eaton Vance

Global Income Builder NextShares

October 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance NextShares Trust (the Trust) and Global Income Builder Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

40

Eaton Vance

Global Income Builder NextShares

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm 1959	Trustee	2016

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years

Edward J. Perkin 1972	President	2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Formerly, Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global at Goldman Sachs Asset Management (2002-2014). Also Vice President of Calvert Research and Management (“CRM”).

41

Eaton Vance

Global Income Builder NextShares

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

42

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Your financial advisor may household the mailing of your documents indefinitely unless you instruct your financial advisor otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

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Investment Adviser of Global Income Builder Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Sub-Adviser of Eaton Vance Global Income Builder NextShares and Global Income Builder Portfolio

Eaton Vance Advisers International Ltd.

125 Old Broad Street

London, EC2N 1AR

United Kingdom

Investment Adviser and Administrator of Eaton Vance Global Income Builder NextShares

Eaton Vance Management

Two International Place

Boston, MA 02110

Distributor*

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer and Dividend Disbursing Agent

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

23214    10.31.17

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has amended the code of ethics as described in Form N-CSR during the period covered by this report to make clarifying changes consistent with Rule 21F-17 of the Securities Exchange Act of 1934, as amended. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance Global Income Builder NextShares (the “Fund”) is a series of Eaton Vance NextShares Trust (the “Trust”), a Massachusetts business trust, which, including the Fund, contains a total of 2 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report.

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as the Trust’s principal accountant, Deloitte & Touche LLP (“D&T”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it or a “covered person” of the accounting firm (within the meaning of applicable SEC rules relating to auditor independence) receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of the Eaton Vance family of funds by D&T, certain relationships between D&T and its affiliates (“Deloitte Entities”) and one or more lenders who are record owners of shares of one or more funds within the Eaton Vance family of funds (the “Funds”) implicate the Loan Rule, calling into question D&T’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as D&T’s conclusions concerning D&T’s objectivity and impartiality with respect to the audits of the Funds notwithstanding the existence of one or more breaches of the Loan Rule.

On June 20, 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016) (the “No-Action Letter”)) related to an auditor independence issue arising under the Loan Rule. In the No-Action Letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The SEC has indicated that the no-action relief will expire 18 months from its issuance.

Based on information provided by D&T to the Audit Committee, the requirements of the No-Action Letter appear to be met with respect to D&T’s lending relationships described above. Among other things, D&T has advised the Audit Committee of its conclusion that the consequences of the breach of the Loan Rule have been satisfactorily addressed, that D&T’s objectivity and impartiality in the planning and conduct of the audits of the Fund’s financial statements has not been compromised and that, notwithstanding the breach, D&T is in a position to continue as the auditor for the Funds and D&T does not believe any actions need to be taken with respect to previously issued reports by D&T. D&T has advised the Audit Committee that these conclusions were based in part on its consideration of the No-Action Letter and other relevant information communicated to the Audit Committee.

(a)-(d)

The following table presents the aggregate fees billed to the Fund for the Fund’s fiscal year ended October 31, 2016 (initial fiscal period from the commencement of operations on March 30, 2016 to October 31, 2016) and October 31, 2017 by D&T for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Global Income Builder NextShares

Fiscal Period Ended*	10/31/16	10/31/17
Audit Fees	$14,000	$14,000
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,000	$10,150
All Other Fees(3)	$0	$0

Total	$24,000	$24,150

*	Fund commenced operations on March 30, 2016.
(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Fund (the only series of the Trust) by D&T for the last two fiscal periods of the Fund; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Period Ended*	10/31/16**	12/31/16***	10/31/17**
Registrant(1)	$10,000	$8,314	$10,150
Eaton Vance(2)	$56,434	$46,000	$148,018

*	Information is not presented for fiscal year ended 12/31/15, as no Series in the Trust with such fiscal year end was in operation during such period.
**	Registrant commenced operations on March 30, 2016.
***	Registrant commenced operations on February 25, 2016.
(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance NextShares Trust

By:	/s/ Edward J. Perkin
Edward J. Perkin
President

Date:	December 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	December 22, 2017

By:	/s/ Edward J. Perkin
Edward J. Perkin
President

Date:	December 22, 2017